UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2021

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2021, the Board of Directors of the Company elected Antonio Garza and James R. Huffines to its Board effective on July 30, 2021. Messrs. Garza and Huffines will participate in the Company’s compensation program for directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 12, 2020.

On July 9, 2021, the Company entered into an agreement with Alejandro Centurion, the Company’s Executive Vice President and President of Global Manufacturing Operations. The agreement recognizes his contributions to Greenbrier’s Global Manufacturing Operations since 2005 and provides he will remain in his current role until retirement from that position on September 1, 2022, after which he will serve in a transitional role supporting his successor as the head of Global Manufacturing Operations. He will retire as a Greenbrier employee in September 2023 following 18 total years of service.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 7, 2021, the Board of Directors approved an amendment to the Company’s Bylaws to increase the maximum number of directors from eleven to twelve effective as of July 30, 2021.

A copy of the Amendment to the Bylaws of The Greenbrier Companies, Inc. is attached as Exhibit 3.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to the Bylaws of The Greenbrier Companies, Inc. dated July 7, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: July 13, 2021	By:	/s/ Adrian J. Downes
Adrian J. Downes
Senior Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

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